SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 28, 1997
                                                          ---------------
                        Summit Tax Exempt Bond Fund, L.P.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

                         Delaware (Limited Partnership)
                         ------------------------------
                 (State or other Jurisdiction of Incorporation)


        1-9373                                       13-3323104
        ------                                       ----------
(Commission File Number)                 (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------
                               Not Applicable
------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



                                     1 of 4

Item 5.  Other Events
         ------------

     On August 28, 1997, the United States District Court for the Southern District of New York (the "Court") approved the settlement (the "Settlement") of the class action litigation relating to Summit Tax Exempt Bond Fund, L.P. (the "Partnership") against Related Tax Exempt Bond Associates, Inc. (the "Related General Partner") and certain of its affiliates (In re Prudential Securities Inc. Limited Partnership Litigation, MDL No. 1005). As part of the Settlement the Court approved the consolidation (the "Consolidation") of the Partnership with Summit Tax-Exempt L.P. II and Summit Tax-Exempt L.P. III (collectively with the Partnership, the "Partnerships"), two other limited partnerships co-sponsored by affiliates of the Related General Partner and Prudential-Bache Properties, Inc. (the "P-B General Partner"). The new entity will be Charter Municipal Mortgage Acceptance Company, a Delaware business trust, (the "Business Trust") which will have similar business objectives and portfolio characteristics to the Partnership. The Business Trust will engage an affiliate of the Related General Partner to manage its day to day affairs (the "Manager").


     The Business Trust has been approved for listing subject to notice of issuance on the American Stock Exchange under the symbol "CHC". The Business Trust is an open-ended, infinite life entity formed to originate, acquire and hold for investment, tax exempt bonds, the proceeds of which will finance and refinance the development and ownership of multifamily housing on a national basis. The Business Trust will initially hold investments in 33 tax exempt bonds presently owned by the Partnerships and will initially have a net asset value of approximately $308.8 million.

     As part of the Consolidation, the Manager will acquire the general partner interest of the P-B General Partner and will contribute one half of such interest back to the Partnership.

     The Consolidation and commencement of trading of shares of the Business Trust is expected to occur in October of 1997, although no assurance can be given regarding the exact timing of such events.


                                     2 of 4

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(a).     Financial Statements
         --------------------
         Not Applicable

(b).     Pro Forma Financial Information
         -------------------------------
         Not Applicable

(c).     Exhibits
         --------

         10.1 August 28, 1997 Press Release "Summit Tax-Exempt Bond Fund, L.P. Receives Court Approval to Complete Consolidation



                                     3 of 4

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  Summit Tax Exempt Bond Fund, L.P.
                                  (Registrant)


                                  By: Related Tax Exempt Bond Associates, Inc. A Delaware Corporation, General Partner

                                  BY: /s/ Stuart J. Boesky
                                      -----------------------------------
                                      Stuart J. Boesky
                                      Senior Vice President

September 16, 1997


                                     4 of 4